ABS Insights Emerging Markets Fund

Institutional Class Shares (IEMIX)

Super Institutional Class Shares (IEMSX)

A series of Northern Lights Fund Trust III

Supplement dated October 30, 2025

to the Statement of Additional Information (“SAI”) of the Fund, dated September 22, 2024

This Supplement provides new and additional information beyond that contained in Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective immediately, the second sentence of the fourth paragraph in the “TAX STATUS” section beginning on page 31 of the SAI should be replaced with the following:

Distributions of net investment income and net capital gain will be made annually in December.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI, each dated September 22, 2024. This Supplement provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-800-813-1421.

Please retain this Supplement for future reference.